UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2026

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On April 28, 2026, Galaxy Digital Inc. (“Galaxy”) issued a press release (the “Press Release”) regarding its financial results for the quarter ended March 31, 2026. As previously announced, Galaxy will host a conference call on April 28, 2026 at 8:30 a.m. Eastern Time to discuss its financial results for the quarter ended March 31, 2026.
On April 28, 2026, Galaxy also published quarterly update slides (the “Quarterly Update Presentation”) related to its financial results for the quarter ended March 31, 2026 and a financial supplement (the “Financial Supplement”) providing the consolidated statements of operations for the years ended December 31, 2023, 2024 and 2025, and each of the quarters ended March 31, 2024 through March 31, 2026, as well as the consolidated statements of financial position as of the quarters ended March 31, 2022 through March 31, 2026. Copies of the Press Release, Quarterly Update Presentation and Financial Supplement are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
Galaxy announces material information to the public through filings with the Securities and Exchange Commission, the investor relations and newsroom pages on its website (investor.galaxy.com and galaxy.com/newsroom), press releases, its LinkedIn profile (linkedin.com/company/galaxyhq), its X account (@galaxyhq), public conference calls and webcasts in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD. Galaxy encourages investors and others to follow the channels listed above and to review the information disclosed through such channels.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 28, 2026.
99.2	Quarterly Update Presentation, dated April 28, 2026.
99.3	Financial Supplement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: April 28, 2026	By:	/s/ Anthony Paquette
Anthony Paquette
Chief Financial Officer